EXHIBIT 99.1

Globaltech Corp. (OTCQB: GLTK) Update to Shareholders

Reno, Nevada, June 03, 2026 - Globaltech Corporation (“Globaltech” or the “Company”) (OTCQB: GLTK), a U.S.-based technology holding company, is providing this Update to Shareholders to discuss: (i) how we are managing and operating the Company day to day, (ii) our near-term priorities with a long-term orientation, and (iii) how we responsibly and methodically approach innovation, including AI-enabled products and services.

Fellow Shareholders and Partners,

Our objective is to build Globaltech into a durable, technology-centric holding platform that compounds value over time. We will not measure ourselves by how persuasive we can be; instead, we will measure ourselves by how consistently we execute, how responsibly we allocate capital, and how transparently we report progress.

Many shareholder updates make predictions. We prefer to describe how we will behave and how we will decide – while the future may be uncertain, disciplined behavior is a choice.

We view shareholders as partners and believe that partnership deserves clarity, discipline, and honesty, and we commit to manage this partnership accordingly.

Globaltech’s strategy is to combine established operating businesses with scalable technology platforms that have the potential to grow and compound over time, supported by its AI and Big Data Center of Excellence (CoE) and a disciplined, outcomes-driven application of AI, data, and SaaS capabilities.

We believe long-term value is built through near-term discipline. That means clear priorities, measurable milestones, responsible and methodical innovation, conservative language, and continuous learning.

Our leadership commitments

1) Choose discipline over excitement

We will emphasize: what was shipped, what is live, what was measured, and what we learned. We will be careful with adjectives and cautious with timelines.

2) Communicate forward-looking but not predictive

We will outline goals, priorities, and decision frameworks, while avoiding the false precision of prediction. When we discuss the future, we will do so with humility and clear risk context.

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3) Treat governance and disclosure as core responsibilities

Compliance, disclosure discipline, and reputational risk management are non-negotiable. Our filings, materials, and communications must and should always remain consistent, accurate, and aligned with counsel and advisors.

Responsible innovation: what we do, and what we don’t do

We believe technology should be evaluated based on real-world outcomes. Our approach is to describe our technology initiatives in clear, practical terms, distinguishing between deployed capabilities and those under development. We aim to communicate progress with discipline and appropriate restraint, focusing on measurable results where available. Security, privacy, and operational controls are integral to our approach, and our disclosures are subject to internal review and governance processes.

Capital allocation: how we deploy shareholder capital

We believe capital allocation is a critical function. Every dollar should earn its place. Along those lines we aim to:

1.	Protect the base: maintain operating stability and compliance discipline.

2.	Fund commercialization: turn platform work into deployments, onboarding, and repeatable go-to-market.

3.	Invest where proof is visible: prioritize initiatives with measurable KPIs and clear economics.

4.	Pursue disciplined M&A only when diligence is strong, capacity exists, and shareholder logic is clear.

5.	Never over-extend our reach to a position that can be detrimental to what we have already achieved and delivered.

We will not pursue growth for its own sake. We will pursue growth that the market can underwrite.

Mistakes, learning, and risk

We will make mistakes. The question is whether we learn quickly, adjust decisively, and avoid repeating further errors.

When something does not work, you should expect us to diagnose quickly, adjust, pivot and re-allocate resources. We will share learning at an appropriate level while protecting confidentiality and competitive position.

Key risks are expected to include execution risk in scaling and commercializing platforms, regulatory and compliance risk, market volatility and liquidity constraints, technology and cybersecurity risk, integration risk, and capital availability risk.

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Year in review: 2025 progress

During 2025, we advanced our strategic vision: expanding the reach of our technology initiatives through the continued development of our platforms and the acquisition of operating assets intended to support long-term scaling.

Below we summarize notable portfolio developments from last year. This is not a complete review; rather, it highlights the items we believe are most relevant to shareholders’ understanding of our operating posture and priorities.

Moda in Pelle acquisition

On December 15, 2025, we acquired a fifty-one percent (51%) controlling interest in 123 Investments Limited DBA Moda in Pelle (“MIP”), a premium footwear brand established in 1975 with a strong presence in the United Kingdom. MIP operates retail stores and concessions, an online business, and a wholesale division. MIP also excels in technology development and deployment for internal use across its business operations.

We view MIP as both an operating asset and a commercialization test bed for our commerce enablement initiatives, including planned activation of our ThrivoAI platform within the MIP ecosystem. MIP has remained at the cutting edge of technology deployment in its operations and generated net revenues of more than $30 million in its last fiscal year.

AI and big data product portfolio and assets under launch

We progressed multiple platforms intended to expand our addressable markets and diversify growth opportunities:

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Cadnz: an AI-ready (platform can integrate with commercial AI offerings in the market) digital lending and reporting platform for banks and credit unions, designed to automate loan originations, risk management, servicing, regulatory compliance, reporting, and workflow automation on one platform. (www.cadnz.com)

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ThrivoAI: an integrated AI-Powered (platform uses AI in its core functions) ERP and e-commerce platform intended to leverage analytics to optimize retail performance, with a single business intelligence dashboard and data layer to support continuous improvement. (www.thrivo.ai)

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Baseball Blitz: a sports league management system designed to serve players, teams, clubs, and leagues with tools including scheduling, game day management, statistics, community engagement, broadcasting, e-commerce, and optional analytics overlays. (www.baseballblitz.com)

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Executive leadership

To support our expanding operations, we welcomed Frank R. Parrish, III to the executive team as President of Globaltech, expanding our presence in the U.S. Frank brings extensive experience in IPO readiness, SEC reporting, and capital markets activities across multiple industries.

Operational and balance sheet improvements

Operationally, we took steps during the year to strengthen our balance sheet and support near-term milestones and growth initiatives. In September 2025, we closed a convertible note private placement (which are required to be repaid in September 2027, unless automatically converted into Company common stock upon an earlier uplisting), securing gross proceeds of $1.4 million and in December 2025, sold a further $225,000 in convertible notes. We have used, and plan to continue to use, the proceeds from this offering to support strategic priorities, including development of data-driven platforms, international market expansion, administrative functions, and potential acquisitions.

Our priorities: long-term framing, near-term discipline

Regulatory discipline and public-company readiness

Maintain full compliance and disciplined disclosure. Implement a clear disclosure calendar and an internal review/approval workflow for external communications and strengthen investor materials to improve clarity and consistency across the portfolio.

Capital markets roadmap (OTCQB to NASDAQ)

Management is focused on working to list Globaltech Corporation’s common stock on a national exchange and is taking all necessary actions to accomplish this goal.

As what we believe is an interim step in our capital markets roadmap, the Company has recently been uplisted to the OTCQB Venture Market, to enhance transparency and broaden investor access. In parallel, Globaltech has submitted an application to uplist its common stock to the Nasdaq Capital Market, which is currently under review, and which uplisting remains subject to the Company meeting the initial listing criteria of Nasdaq, regulatory clearance and approval by Nasdaq.

Proof-first commercialization

Move platforms from development into deployments, onboarding, and early commercialization; establish a repeatable cadence of proof points (what shipped, what is live, what was measured).

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Integration discipline

Establish consistent KPI reporting and a cross-portfolio operating cadence with the goal of driving practical, measurable integration wins where appropriate.

Outlook over the next 6 to 12 months

•	Focus on delivering repeatable commercialization and case-study proof across platforms.

•	Build a predictable quarterly rhythm, KPI discipline, and controlled disclosure that reduces uncertainty.

•	Strengthen integration to produce measurable outcomes and strengthen the platform thesis.

•	Apply disciplined capital allocation to acquisitions and internal investment.

What shareholders should expect – and not expect

You should expect: disciplined capital allocation and proof-driven execution; conservative, precise communication; and a consistent cadence of updates tied to real milestones.

You should not expect: certainty disguised as prediction; promotional announcements without proof; or growth at any cost.

About Globaltech Corporation

Globaltech Corporation is a U.S.-based technology Platform committed to enabling growth in the fields of AI, data, and frontier technologies. Through strategic partnerships and capital investment, Globaltech seeks to empower visionary companies and innovation-led enterprises to drive transformation across global markets. For more information, please visit www.globaltechcorporation.com.

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Forward-looking statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation: (a) our ability to consolidate 123 Investments Limited’s (“123 Investment’s”) operations into ours and realize the expected benefits of integrating 123 Investments’ operations; (b) our strategic plans and treasury management initiatives; (c) our need for additional capital, the terms of such capital and the potential dilution to stockholders caused thereby, including through the issuance of additional shares of common stock or upon conversion of outstanding convertible notes; (d) foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan and the United Kingdom; (e) the international economic environment, geopolitical developments and unexpected global events, including economic downturns in Pakistan, the United Kingdom and globally, changes in inflation and interest rates, tariffs, increased borrowing costs and potential declines in the availability of funding; (f) the greater political, legal and economic risks associated with operating in emerging markets as compared to more developed markets; (g) the unpredictability of our revenue performance, including because a significant majority of our customers have not entered into long-term fixed contracts with us; (h) our ability to compete in highly competitive markets, which we expect to become increasingly competitive, and our ability to expand our customer base and retain existing customers; (i) our ability to keep pace with technological changes and evolving industry standards; (j) cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, leaks or unauthorized processing of confidential information, and the potential loss of customer confidence resulting therefrom; (k) the highly capital-intensive nature of the telecommunications industry and the substantial and ongoing capital expenditures required to operate and grow our business; (l) the terms of our interconnect agreements and our access to third-party-owned infrastructure and networks over which we have no direct control; (m) increases in license fees and our ability to obtain, maintain, renew or replace licenses, which may be suspended or revoked; (n) risks related to our ability to continue conducting our activities in a manner that does not cause us to be deemed an investment company under the Investment Company Act of 1940, as amended; (o) the loss of important intellectual property rights or third-party claims alleging infringement of intellectual property rights; (p) our substantial indebtedness and debt service obligations, which could materially decrease cash flow and adversely affect our business and financial condition; (q) our ability to maintain ownership and control of Worldcall Telecom Limited and 123 Investments, as well as our status as a controlled company; (r) conflicts of interest; (s) our ability to comply with the extensive variety of laws and regulations applicable to our business and the uncertain judicial and regulatory environments in which we operate; (t) the fact that our operating subsidiaries, assets and certain of our officers and directors are located in Pakistan and the United Kingdom, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; (u) the outcome of legal disputes, claims, investigations and litigation involving regulators, competitors and third parties; (v) risks relating to future divestitures, asset sales, joint ventures and acquisitions; (w) the absence of an active trading market for our common stock and the risk that such a market may not develop or be sustained; (x) future operating results; (y) our ability to uplist our common stock to Nasdaq, including the fact that we do not currently meet Nasdaq’s initial listing requirements, may not meet such requirements in the future, may not have our application to list our common stock on Nasdaq be approved on a timely basis, if at all; and (z) other plans, objectives, expectations and intentions contained in this release that are not historical facts.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in Globaltech’s publicly filed reports, including, but not limited to, Globaltech’s Annual Report on Form 10-K for the year ended December 31, 2025, future Annual Reports on Form 10-K, and 10-Q for the Quarter ended March 31, 2026 and future Quarterly Report on Form 10-Q. These reports are available at www.sec.gov. Globaltech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to Globaltech or any person acting on behalf of Globaltech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Globaltech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Globaltech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Globaltech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Globaltech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact

Dan Green

CEO

775-636-3132

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